Exhibit 99.1

Execution Version

AMENDMENT NO. 8

This AMENDMENT NO. 8 (this “Amendment”) dated as of November 6, 2013 (the “Effective Date”) is among Bonanza Creek Energy, Inc., a Delaware corporation (the “Borrower”), the Guarantors (as defined in the Credit Agreement referred to below), the Lenders (as defined below), and KeyBank National Association, as Administrative Agent and as Issuing Lender (as such terms are defined below).

RECITALS

A.                                    The Borrower is party to (i) that certain Credit Agreement dated as of March 29, 2011 (as amended by Amendment No. 1 dated as of April 29, 2011, Amendment No. 2 & Agreement dated as of September 15, 2011, the Resignation, Consent and Appointment Agreement and Amendment Agreement dated as of April 6, 2012, Amendment No. 3 & Agreement dated as of May 8, 2012, Amendment No. 4 dated as of July 31, 2012, Amendment No. 5 dated as of October 30, 2012, Amendment No. 6 dated as of March 29, 2013, and Amendment No. 7 dated as of May 16, 2013 and as the same may be further amended, restated or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the lenders party thereto from time to time (the “Lenders”), and KeyBank National Association (as successor in interest to BNP Paribas), as administrative agent (in such capacity, the “Administrative Agent”) and as issuing lender (in such capacity, the “Issuing Lender”) and (ii) that certain Waiver and Agreement dated as of December 21, 2012 among the Borrower, the Lenders, the Administrative Agent and the Issuing Lender (the “Waiver”).  Each capitalized term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

B.                                    The Lenders wish to, subject to the terms and conditions of this Amendment, (i) extend the Maturity Date, (ii) increase the Borrowing Base, and (iii) amend the Credit Agreement as provided herein.

THEREFORE, the Borrower, the Guarantors, the Administrative Agent, the Issuing Lender, and the Lenders hereby agree as follows:

Section 1.                                          Defined Terms.  As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.

Section 2.                                          Other Definitional Provisions.  Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Amendment, unless otherwise specified.  All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified.  The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment.  The term “including” means “including, without limitation,”.  Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

Section 3.                                          Redetermination of Borrowing Base.

(a)                                 Subject to the terms of this Amendment and in accordance with Section 2.02(b)(ii) of the Credit Agreement, as amended hereby, as of the Effective Date, the Borrowing Base shall be $450,000,000, and such Borrowing Base shall remain in effect at such amount until the Borrowing Base is redetermined in accordance with Section 2.02 of the Credit Agreement.

(b)                                 The redetermination of the Borrowing Base pursuant to this Section 3 shall constitute the scheduled redetermination of the Borrowing Base pursuant to Section 2.02 of the Credit Agreement with respect to the Independent Engineering Report delivered on or before October 1, 2013.

Section 4.                                          Amendments to Credit Agreement.

(a)                                 Section 1.01 of the Credit Agreement is hereby amended by adding the following new defined terms:

“Additional Lender” has the meaning given such term in Section 2.17.

“Aggregate Threshold Amount” means the sum of $330,000,000 plus the total of all Threshold Amount Increases effected under Section 2.17.

“Increase Date” has the meaning given such term in Section 2.17.

“Increasing Lender” has the meaning given such term in Section 2.17.

“Threshold Amount” means, for any Lender, such Lender’s Pro Rata Share of the Aggregate Threshold Amount then in effect, as such Threshold Amount for any Lender may be increased from time to time pursuant to Section 2.17.  In the event that any Lender’s Pro Rata Share is increased or decreased, as applicable, pursuant to an assignment under Section 10.06 or otherwise, such Lender’s Threshold Amount will automatically be deemed to have increased or decreased, as applicable, in an amount sufficient to cause such Lender’s Threshold Pro Rata Share (expressed as a percentage) to equal such Lender’s Pro Rata Share (expressed as a percentage).

“Threshold Amount Deficiency” means, at any time, an amount equal to (a) the sum of (i) the aggregate outstanding principal amount of all Advances at such time and (ii) the excess, if any, of the Letter of Credit Exposure over the amount held in the Cash Collateral Account at such time minus (b) the Aggregate Threshold Amount then in effect..

“Threshold Amount Increase” has the meaning given such term in Section 2.17.

“Threshold Pro Rata Share” means, with respect to any Lender, the ratio (expressed as a percentage) of such Lender’s Threshold Amount at such time to the Aggregate Threshold Amount at such time.

(b)                                 Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following defined terms:

“Maturity Date” means September 15, 2017.

“Unused Commitment Amount” means, with respect to a Lender at any time, (a) the least of (i) such Lender’s Commitment at such time, (ii) such Lender’s Threshold Amount at such time, and (iii) such Lender’s Pro Rata Share of the Borrowing Base in effect at such time minus (b) in each case the sum of (i) the aggregate outstanding principal amount of all Advances owed to such Lender at such time plus (ii) such Lender’s Pro Rata Share of the aggregate Letter of Credit Exposure at such time.

“Utilization Level” means the applicable category (being Level I, Level II, Level III, Level IV or Level V) of pricing criteria contained in Schedule I, which is based at any time of its determination on the percentage obtained by dividing (a) the outstanding principal amount of the Advances and the Letter of Credit Exposure at such time by (b) the least of (i) the Commitments, (ii) the Aggregate Threshold Amount then in effect, and (iii) the Borrowing Base then in effect at such time.

(c)                                  The definition of “Bond Debt” in Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to “March 29, 2017” and replacing it with “the date that is six months following the Maturity Date”.

(d)                                 The first sentence of Section 2.05(c) is hereby deleted in its entirety and replaced with the following:

(c)                                  On the date of each reduction of the aggregate Commitments pursuant to Section 2.04, the Borrower agrees to make a prepayment in respect of the outstanding amount of the Advances to the extent, if any, that the sum of the aggregate unpaid principal amount of the Advances plus the excess, if any, of the Letter of Credit Exposure over the amount held in the Cash Collateral Account at such time exceeds the least of (i) aggregate Commitments, as so reduced, (ii) the Aggregate Threshold Amount then in effect, and (iii) the Borrowing Base then in effect.

(e)                                  The Credit Agreement is hereby amended adding the following new Section 2.05(f):

(f)                                    Threshold Amount Deficiency.  If a Threshold Amount Deficiency exists, the Borrower shall, after receipt of a written notice from the Administrative Agent, within 1 Business Day of the date such deficiency notice is received by the Borrower make a prepayment of the Advances or, if the Advances have been repaid in full, make deposits into the Cash Collateral Account to provide cash collateral for the Letter of Credit Exposure, such that the Threshold Amount Deficiency is cured.

(f)                                   Section 2.07(a)(i) is hereby deleted in its entirety and replaced with the following:

(i)                                    if such issuance, increase, or extension would cause the Letter of Credit Exposure to exceed the lesser of (A) $100,000,000 and (B) an amount equal to the least of (1) the aggregate Commitments at such time, (2) the Aggregate Threshold Amount in effect at such time, and (3) the Borrowing Base in effect at such time minus, in each case under this clause (B), the sum of the aggregate outstanding principal amount of all Advances at such time;

(g)                                  The Credit Agreement is hereby amended by adding the following new Section 2.17:

Section 2.17                            Increase in Threshold Amount.

(a)                                 At any time prior to the date that is 5 Business Days immediately preceding the Maturity Date, the Borrower may effectuate one or more increases in the Aggregate Threshold Amount (each such increase being a “Threshold Amount Increase”), by designating either one or more of the existing Lenders (each of which, in its sole discretion, may determine whether and to what degree to participate in such Threshold Amount Increase) to increase its Threshold Amount (an “Increasing Lender”) and, in the case of any other Eligible Assignee (an “Additional Lender”), to become a party to this Agreement as a Lender; provided, however, that (i) each such Threshold Amount Increase shall be equal to at least $5,000,000, and (ii) the Aggregate Threshold Amount, after giving effect to all Threshold Amount Increases effected hereunder, shall at no time exceed the aggregate Commitments.  The Borrower shall provide prompt notice of such proposed Threshold Amount Increase pursuant to this Section 2.17 to the Administrative Agent and the Lenders.  This Section 2.17 shall not be construed to create any obligation on the Administrative Agent or any of the Lenders to advance or to commit to advance any credit to the Borrower or to arrange for any other Person to advance or to commit to advance any credit to the Borrower.

(b)                                 Each Threshold Amount Increase shall become effective on the date (the “Increase Date”) on or prior to which each of following conditions shall have been satisfied: (i) the receipt by the Administrative Agent of (A) an Assignment and Assumption executed by the Borrower, the Administrative Agent, the Lenders, and all Increasing Lenders and Additional Lenders participating in such Threshold Amount Increase whereby each Lender’s (including, for the avoidance of doubt, each Additional Lender’s) Commitment is reallocated based upon such Lender’s new Threshold Pro Rata Share after giving effect to such Threshold Amount Increase, and, after giving effect to such Assignment and Assumption, each Lender’s Pro Rata Share (expressed as a percentage) shall equal such Lender’s Threshold Pro Rata Share (expressed as a percentage), and (B) new or replacement, as applicable, Notes executed by the Borrower for each Lender based upon such Lender’s new

Commitment after giving effect to the Assignment and Assumption, and (ii) receipt by the Increasing Lenders and Additional Lenders participating in such Threshold Amount Increase of all such fees as agreed to between such Increasing Lenders and Additional Lenders and the Borrower.

(h)                                 Section 6.02(g) of the Credit Agreement is hereby deleted in its entirety and replaced with the new Section 6.02(g):

(g)                                 Bond Debt; provided that, (i) the aggregate outstanding principal amount of all such Bond Debt and Bond Refinancing Debt may not exceed $500,000,000 at any time, (ii) the Borrowing Base then in effect on funding of any such Bond Debt shall automatically reduce by an amount equal to 25% of the aggregate principal amount (without giving effect to any original issue discount) of such issuance (which reduction shall be effective on the next succeeding Business Day after such funding and such reduced Borrowing Base shall remain in effect until the date the Borrowing Base is otherwise redetermined pursuant to Section 2.02), and (iii) either (A) no Second Lien Debt shall be outstanding or (B) the proceeds of the Bond Debt shall be used to repay the Second Lien Debt in full; provided further that, notwithstanding anything to the contrary in clause (ii) hereof, no such reduction in the Borrowing Base shall be required in connection with any Bond Debt in the aggregate principal amount not to exceed $200,000,000 issued between November 6, 2013 and the date that the Borrowing Base is next redetermined pursuant to Section 2.02(b)(i);

Section 5.                                          Representations and Warranties.  The Borrower and each Guarantor represents and warrants that: (a) the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Amendment are within the corporate or limited liability company, as applicable, power and authority of such Person and have been duly authorized by appropriate corporate or limited liability company, as applicable, action and proceedings; (d) this Amendment constitutes the legal, valid, and binding obligation of such Person enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Amendment; (f) the Liens under the Security Instruments are valid and subsisting and secure Borrower’s obligations under the Loan Documents; and (g) as to each Guarantor, it has no defenses to the enforcement of its Guaranty.

Section 6.                                          Conditions to Effectiveness.

(a)                                 This Amendment shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(i)                                     The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Amendment duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Issuing Lender and the Lenders.

(ii)                                  After giving effect to this Amendment, no Default shall have occurred and be continuing as of the Effective Date.

(iii)                               The representations and warranties in this Amendment shall be true and correct in all material respects.

(iv)                              The Borrower shall have paid (i) to the Administrative Agent a fee equal to $330,000 (which is 0.10% $330,000,000 Aggregate Threshold Amount in effect on the Effective Date) (the “Upfront Fee”), and (ii) all costs and expenses which have been invoiced and are payable pursuant to Section 10.04 of the Credit Agreement.  The Administrative Agent shall allocate the Upfront Fee for the account of the Lenders in accordance with each Lender’s Threshold Pro Rata Share as of the Effective Date.

Section 7.                                          Acknowledgments and Agreements.

(a)                                 The Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.

(b)                                 The Administrative Agent, the Issuing Lender and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents.  Nothing in this Amendment shall constitute a waiver or relinquishment of (i) (1) any Default or Event of Default under any of the Loan Documents, (2) any of the agreements, terms or conditions contained in any of the Loan Documents, or (3) any rights or remedies of the Administrative Agent, the Issuing Lender or any Lender with respect to the Loan Documents, or (ii) the rights of the Administrative Agent, the Issuing Lender or any Lender to collect the full amounts owing to them under the Loan Documents.

(c)                                  Each of the Borrower, the Administrative Agent, the Issuing Lender and the Lenders does hereby adopt, ratify, and confirm the Credit Agreement, as amended and otherwise modified hereby, and acknowledges and agrees that the Credit Agreement, as amended and otherwise modified hereby, is and remains in full force and effect, and the Borrower acknowledges and agrees that its liabilities and obligations under the Credit Agreement, as amended and otherwise modified hereby, are not impaired in any respect by this Amendment.

(d)                                 From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended and otherwise modified by this Amendment.

(e)                                  This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement.

Section 8.                                          Reaffirmation of Guaranty.  Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under its Guaranty, as amended and otherwise modified hereby, are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Obligations, as such Obligations may have been amended by this Amendment, and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by the Guarantor in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Loan Documents.

Section 9.                                          Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument.  This Amendment may be executed by facsimile signature or signature delivered by other electronic means and all such signatures shall be effective as originals.

Section 10.                                   Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 11.                                   Invalidity.  In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

Section 12.                                   Governing Law.  This Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.

Section 13.                                   RELEASE.  THE BORROWER ACKNOWLEDGES THAT ON THE DATE HEREOF ALL OBLIGATIONS ARE PAYABLE WITHOUT DEFENSE, OFFSET, COUNTERCLAIM OR RECOUPMENT.  IN ADDITION, EACH OF THE BORROWER, THE GUARANTORS AND EACH OF THEIR RESPECTIVE SUBSIDIARIES (FOR THEMSELVES AND THEIR RESPECTIVE SUCCESSORS, AGENTS, ASSIGNS, TRANSFEREES, OFFICERS, DIRECTORS, EMPLOYEES, SHAREHOLDERS, ATTORNEYS AND AGENTS) HEREBY RELEASES ANY AND ALL CLAIMS, CAUSES OF ACTION OR OTHER DISPUTES IT MAY HAVE AGAINST THE ADMINISTRATIVE AGENT, THE ISSUING LENDER, ANY OF THE LENDERS, LEGAL COUNSEL TO THE ADMINISTRATIVE AGENT, THE ISSUING LENDER OR ANY OF THE LENDERS, CONSULTANTS HIRED BY ANY OF THE FOREGOING, OR ANY OF THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, SHAREHOLDERS, AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, SUCCESSORS OR ASSIGNS OF ANY KIND OR NATURE ARISING OUT OF, RELATED TO, OR IN ANY WAY CONNECTED WITH, THE CREDIT AGREEMENT OR THE LOAN DOCUMENTS, IN EACH CASE WHICH MAY HAVE ARISEN ON OR BEFORE THE DATE OF THIS AMENDMENT.  EACH OF THE BORROWER, THE GUARANTORS AND THEIR RESPECTIVE SUBSIDIARIES HEREBY ACKNOWLEDGES THAT IT HAS READ THIS AMENDMENT AND HAS CONFERRED WITH ITS COUNSEL AND ADVISORS REGARDING ITS CONTENT, INCLUDING THIS SECTION 13, AND IS FREELY AND VOLUNTARILY ENTERING INTO THIS AMENDMENT, AND HEREBY AGREES TO WAIVE ANY CLAIM THAT THE TERMS

OF THIS AMENDMENT (INCLUDING, WITHOUT LIMITATION, THE RELEASES CONTAINED HEREIN) ARE INVALID OR OTHERWISE UNENFORCEABLE.

Section 14.                                   Entire Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[signature pages follow]

EXECUTED effective as of the date first above written.

BORROWER:	BONANZA CREEK ENERGY, INC.

	By:	/s/ Michael R. Starzer
	Name:	Michael R. Starzer
	Title:	President and CEO

GUARANTORS:
BONANZA CREEK ENERGY OPERATING COMPANY, LLC

	By:	/s/ Michael R. Starzer
	Name:	Michael R. Starzer
	Title:	President and CEO

BONANZA CREEK ENERGY RESOURCES, LLC

	By:	/s/ Michael R. Starzer
	Name:	Michael R. Starzer
	Title:	President and CEO

BONANZA CREEK ENERGY MIDSTREAM, LLC

	By:	/s/ Michael R. Starzer
	Name:	Michael R. Starzer
	Title:	President and CEO

BONANZA CREEK ENERGY UPSTREAM LLC

	By:	/s/ Michael R. Starzer
	Name:	Michael R. Starzer
	Title:	President and CEO

Signature Page to Amendment No. 8

Bonanza Creek Energy, Inc.

HOLMES EASTERN COMPANY, LLC

By:	/s/ Michael R. Starzer
Name:	Michael R. Starzer
Title:	President and CEO

Signature Page to Amendment No. 8

Bonanza Creek Energy, Inc.

ADMINISTRATIVE AGENT/ISSUING LENDER/LENDER:
KEYBANK NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender, and a Lender

	By:	/s/ Paul J. Pace
	Name:	Paul J. Pace
	Title:	Senior Vice President

Signature Page to Amendment No. 8

Bonanza Creek Energy, Inc.

LENDER:	COMPASS BANK, as a Lender

	By:	/s/ James Neblett
	Name:	James Neblett
	Title:	Vice President

Signature Page to Amendment No. 8

Bonanza Creek Energy, Inc.

LENDER:	SOCIÉTÉ GÉNÉRALE, as a Lender

	By:	/s/ Elena Robciuc
	Name:	Elena Robciuc
	Title:	Managing Director

Signature Page to Amendment No. 8

Bonanza Creek Energy, Inc.

LENDER:	BMO HARRIS FINANCING, INC., as a Lender

	By:	/s/ Kevin Utsey
	Name:	Kevin Utsey
	Title:	Director

Signature Page to Amendment No. 8

Bonanza Creek Energy, Inc.

LENDER:	WELLS FARGO BANK. N.A., as a Lender

	By:	/s/ Suzanne Ridenhour
	Name:	Suzanne Ridenhour
	Title:	Director

Signature Page to Amendment No. 8

Bonanza Creek Energy, Inc.

LENDER:	JPMORGAN CHASE BANK, N.A., as a Lender

	By:	/s/ David Morris
	Name:	David Morris
	Title:	Authorized Officer

Signature Page to Amendment No. 8

Bonanza Creek Energy, Inc.

LENDER:	ROYAL BANK OF CANADA, as a Lender

	By:	/s/ Mark Lumpkin, Jr.
	Name:	Mark Lumpkin, Jr.
	Title:	Authorized Signatory

Signature Page to Amendment No. 8

Bonanza Creek Energy, Inc.

LENDER:	CADENCE BANK, N.A., as a Lender

	By:	/s/ Eric Broussard
	Name:	Eric Broussard
	Title:	Senior Vice President

Signature Page to Amendment No. 8

Bonanza Creek Energy, Inc.

LENDER:	IBERIABANK, as a Lender

	By:	/s/ Cameron Jones
	Name:	Cameron Jones
	Title:	Vice President

Signature Page to Amendment No. 8

Bonanza Creek Energy, Inc.

LENDER:	THE BANK OF NOVA SCOTIA, as a Lender

	By:	/s/ Justin Perdue
	Name:	Justin Perdue
	Title:	Director

Signature Page to Amendment No. 8

Bonanza Creek Energy, Inc.